BROWN ADVISORY FUNDS

Brown Advisory – Somerset Emerging Markets Fund
 (the “Fund”)

Institutional Shares (BAFQX)
Investor Shares (BIAQX)
Advisor Shares (BAQAX)

Supplement dated February 21, 2019
to the Summary Prospectus and Prospectus dated October 31, 2018

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (“Board”) of Brown Advisory Funds, the Board approved certain changes relating to the Fund, as described below:

1. Change in the Investment Sub-Adviser to the Fund

On February 20, 2019, the Board approved the appointment of Wellington Management Company LLP (“Wellington”) and Pzena Investment Management, LLC (“Pzena”) as investment sub-advisers to the Fund, effective as of the close of business on February 22, 2019 (the “Effective Date”). As of the Effective Date, Somerset Capital Management LLP (“Somerset”) will be terminated as the sub-adviser to the Fund, and all references to Somerset are deleted from the Summary Prospectus and Prospectus.

2. Special Shareholder Meeting of the Fund

A special meeting of the Fund’s shareholders will be held in the second quarter of 2019, at which shareholders will be asked to consider and approve new sub-advisory agreements with Wellington and Pzena.  In advance of the meeting, shareholders entitled to vote at the meeting will receive proxy materials providing more information about Wellington and Pzena and the new sub-advisory agreements including, among other information, a form of the sub-advisory agreements.

3. Change in the Name of the Fund

As of the Effective Date, the name of the Fund will be changed to the Brown Advisory Emerging Markets Select Fund.

4. Change in the Principal Investment Strategies of the Fund

The second paragraph of the “Summary Section – Principal Investment Strategies” is amended and restated as indicated below:

The Fund may purchase equity securities of companies of any size capitalization. Equity securities in which the Fund may invest include common stock, preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Fund may also invest in fixed income securities and private placements.

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The fifth paragraph of the “Summary Section – Principal Investment Strategies” is amended and restated as indicated below:

The Fund may utilize rights, warrants, options, futures contracts and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  The Fund may also invest in Contracts for Difference or participatory notes which are instruments that are used to replicate the performance of certain underlying issuers and markets.  By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.  Investments in derivatives may be counted towards the Fund’s 80% investment policy if they have economic characteristics similar to the other investments that are included in the Fund’s 80% investment policy. The Fund intends to use the mark-to-market value of such derivatives for purposes of complying with the Fund’s 80% investment policy.

5. New Portfolio Managers to the Fund

The following information relating to each of Wellington and Pzena is added to the Summary Prospectus section entitled “Management” and the Prospectus section entitled “Summary Section – Management”):

Management

Investment Sub-Adviser	Portfolio Managers
Wellington Management Company LLP	Niraj Bhagwat, CA, has served as portfolio manager of the Fund since February 2019.

Pzena Investment Management, LLC	Rakesh Bordia, Caroline Cai, CFA, Allison Fisch, and John Goetz have served as portfolio managers of the Fund since February 2019.

6. Information about the New Sub-Advisers to the Fund

The prospectus section entitled “Management – the Sub-Advisers” is amended by deleting the third and fourth paragraphs, and adding the following:

Wellington Management Company LLP. The sub-adviser for the Brown Advisory – WMC Strategic European Equity Fund and the Brown Advisory – WMC Japan Alpha Opportunities Fund, and a sub-adviser for the Brown Advisory Emerging Markets Select Fund is Wellington Management Company LLP (“Wellington”), a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2018, Wellington and its investment advisory affiliates had investment management authority with respect to over $1 trillion in assets.

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Subject to the general oversight of the Board and the Adviser, Wellington is directly and solely responsible for making the investment decisions for the Brown Advisory − WMC Strategic European Equity Fund and the Brown Advisory – WMC Japan Alpha Opportunities Fund, and is directly responsible for making the investment decision for its allocated portion of the Brown Advisory Emerging Markets Select Fund.

Pzena Investment Management, LLC. A sub-adviser for the Brown Advisory Emerging Markets Select Fund is Pzena Investment Management, LLC (“Pzena”), located at 320 Park Avenue, 8th Floor, New York, New York 10022. Pzena is registered as an investment adviser with the SEC. As of December 31, 2018, Pzena had approximately $33.4 billion in assets under management.

Subject to the general oversight of the Board and the Adviser, Pzena is directly responsible for making the investment decision for its allocated portion of the Brown Advisory Emerging Markets Select Fund.

7. Information about the New Portfolio Managers to the Fund

The prospectus section entitled “Management – Portfolio Managers” is amended by adding the following:

Brown Advisory Emerging Markets Select Fund. Wellington Management Company LLP and Pzena Investment Management, LLC are jointly responsible for managing the Fund’s portfolio.

Wellington Management Company LLP. Mr. Bhagwat is responsible for managing Wellington’s allocated portion of the Fund’s portfolio.

Niraj Bhagwat, CA, is a senior managing director, equity portfolio manager and leader of the firm’s Asia Pacific ex Japan Team. He manages equity assets on behalf of its clients, drawing on research from Wellington Management’s global industry analysts, equity portfolio managers, and team analysts. He currently manages several Asia Pacific-based approaches. Mr. Bhagwat is a member of Wellington Management’s Corporate Governance Committee, and works in its Singapore office.

Prior to joining Wellington Management in 2009, Mr. Bhagwat worked as managing director and portfolio manager of global emerging and emerging Asia portfolios for UBS Global Asset Management (2005 – 2008). Before that, he worked there as an analyst of the Asia ex Japan consumer, media, auto, and health care sectors, and as an India strategist (2002 – 2004). Prior to that, he was the head of Consumer Research and a research analyst at Indosuez WI Carr (1997 – 2001) and an article trainee and auditor with Price Waterhouse (1992 – 1996).

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Mr. Bhagwat earned his BS in commerce from Mumbai University’s Narsee Monjee College (1992). Additionally, he is a Chartered Accountant with the Institute of Chartered Accountants of India.

Pzena Investment Management, LLC. Mr. Bordia, Ms. Cai, Ms. Fisch, and Mr. Goetz retain equal decision-making authority in the day-to-day management of Pzena’s allocated portion of the Fund’s portfolio.

Rakesh Bordia is a co-portfolio manager for the Emerging Markets strategies. Mr. Bordia became a member of the firm in 2007. Prior to joining Pzena Investment Management, Mr. Bordia was a principal at Booz Allen Hamilton focusing on innovation and growth strategies, and a software engineer at River Run Software Group. He earned a Bachelor of Technology in Computer Science and Engineering from the Indian Institute of Technology, Kanpur, India and an M.B.A. from the Indian Institute of Management, Ahmedabad, India.

Caroline Cai, CFA, is a co-portfolio manager for the Global, International, European and Emerging Markets strategies, and the Financial Opportunities service. Ms. Cai became a member of the firm in 2004. Prior to joining Pzena Investment Management, Ms. Cai was a senior analyst at AllianceBernstein LLP, and a business analyst at McKinsey & Company. She earned a B.A. summa cum laude in Math and Economics from Bryn Mawr College. Ms. Cai holds the Chartered Financial Analyst designation.

Allison Fisch is a co-portfolio manager for the International and Emerging Markets strategies, along with the Global Best Ideas service. Ms. Fisch became a member of the firm in 2001. Prior to joining Pzena Investment Management, Ms. Fisch was a business analyst at McKinsey & Company. She earned a B.A. summa cum laude in Psychology and a minor in Drama from Dartmouth. College. At Dartmouth, Ms. Fisch was a member of the Phi Beta Kappa and Psi Chi national honor societies.

John P. Goetz is a co-portfolio manager for the Global, International, European, Emerging Markets and Japan Focused Value strategies. He also previously served as the Director of Research and was responsible for building and training the research team. Mr. Goetz became a member of the firm in 1996. Prior to joining Pzena Investment Management, Mr. Goetz held a range of key positions at Amoco Corporation, his last as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments, and project financing in various oil and chemical businesses. Before joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College and an M.B.A from the Kellogg School at Northwestern University.

Investors should retain this supplement for future reference

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BROWN ADVISORY FUNDS

Brown Advisory – Somerset Emerging Markets Fund
 (the “Fund”)

Institutional Shares (BAFQX)
Investor Shares (BIAQX)
Advisor Shares (BAQAX)

Supplement dated February 21, 2019
to the Statement of Additional Information (“SAI”) dated October 31, 2018

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (“Board”) of Brown Advisory Funds, the Board approved certain changes relating to the Fund, as described below:

1. Change in the Investment Sub-Adviser to the Fund

On February 20, 2019, the Board approved the appointment of Wellington Management Company LLP (“Wellington Management”) and Pzena Investment Management, LLC (“Pzena”) as investment sub-advisers to the Fund, effective as of the close of business on February 22, 2019 (the “Effective Date”). As of the Effective Date, Somerset Capital Management LLP (“Somerset”) will be terminated as the sub-adviser to the Fund, and all references to Somerset are deleted from the SAI.

2. Change in the Name of the Fund

As of the Effective Date, the name of the Fund will be changed to the Brown Advisory Emerging Markets Select Fund.

3. Changes to the SAI Investment Policies and Risks

The following is added to the section entitled “Investment Policies and Risks.”

Contracts for Differences

The Brown Advisory Emerging Markets Select Fund may enter into contracts for differences (“CFDs”). CFDs are leveraged derivative instruments that allows the Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a long CFD, the Fund is seeking to profit from increases in the market price of a particular asset. With a short CFD the Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by the Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. Most CFDs are traded over-the-counter. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

The section entitled “Investment Policies and Risks – Depositary Receipts” is amended and restated in its entirety as shown below.

Depositary Receipts

General. Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) American Depositary Shares (“ADSs”), or Non-Voting Depositary Receipts (“NVDRs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs). NVDRs are listed securities through which investors receive the same financial benefits as those who invest directly in a company’s common stock; however, unlike common stockholders, NVDR holders cannot be involved in proxy voting if the company solicits votes from stockholders.

Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of a Fund’s investment policies, the Fund’s investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

4. New Portfolio Managers to the Fund – Wellington Management

The following information relating to Wellington Management is added to the SAI section entitled “Investment Sub-Adviser – Wellington Management Company LLP – Information Regarding the Portfolio Managers”:

Other Accounts Under Management.  The table below identifies, for the portfolio manager of the Brown Advisory Emerging Markets Select Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information in the table is shown as of December 31, 2018.  Asset amounts are approximate and have been rounded.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brown Advisory Emerging Markets Select Fund
Niraj Bhagwat	0 $0	5 $490 million	6 $2.1 billion	0 $0	0 $0	2 $791 million

Conflicts of Interest for the Portfolio Manager

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such, as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s portfolio manager is primarily responsible for the day-to-day management of that Fund and may manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The portfolio managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account.  Consequently, the portfolio manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to the relevant Fund.

The portfolio manager or other investment professional at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the portfolio manager may purchase the same security for the Funds and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Funds’ holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Baldini, Mr. Enderlein, Mr. Thomas, and Mr. Bhagwat also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the portfolio manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager. Finally, the portfolio manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Information Concerning Compensation of Portfolio Managers

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and the Adviser on behalf of the Funds.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information is as of December 31, 2018.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of that Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.  Each Portfolio Manager, with the exception of Messrs. Baldini and Thomas, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Funds managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.  Each Portfolio Manager’s incentive payment relating to the Funds is linked to the gross pre-tax performance of the portion of each Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five-year periods, with an emphasis on five-year results.    Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.  The Portfolio Manager may also be eligible for bonus payments based on their overall contribution Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors.  Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  Messrs. Enderlein, Baldini, Thomas, and Bhagwat are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Brown Advisory – WMC Strategic European Equity Fund	MSCI Europe Index
Brown Advisory Emerging Markets Select Fund	MSCI AC Asia ex Japan Index

Portfolio Managers Ownership in the Funds

As of December 31, 2018, Mr. Bhagwat did not own any shares in the Fund.

5. New Portfolio Managers to the Fund – Pzena

The following information relating to Pzena is added to the SAI section entitled “Investment Sub-Adviser – Pzena Investment Management, LLC – Information Regarding the Portfolio Managers”:

Other Accounts Under Management.  The table below identifies, for the portfolio manager of the Brown Advisory Emerging Markets Select Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information in the table is shown as of December 31, 2018.  Asset amounts are approximate and have been rounded.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance Based
Fund and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brown Advisory Emerging Markets Select Fund
Rakesh Bordia	2 $395 million	11 $1.4 billion	11 $2.2 billion	1 $142 million	1 $15 million	0 $0
Caroline Cai	8 $2.3 billion	45 $7.5 billion	46 $8.8 billion	1 $142 million	3 $436 million	2 $227 million
Allison Fisch	9 $2.4 billion	27 $3.1 billion	21 $4.3 billion	1 $142 million	2 $437 million	0 $0
John Goetz	8 $2.3 billion	44 $7.5 billion	46 $8.9 billion	1 $142 million	3 $436 million	2 $227 million

Conflicts of Interest for the Portfolio Managers

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pzena does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. Pzena has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pzena has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest.

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation in the IPO. Pzena has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionally among all accounts with similar investment objectives.

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A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.  The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the procedures of Pzena generally result in such trades being "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pzena will place the order in a manner intended to result in as favorable a price as possible for such client.

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A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pzena receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

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A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Pzena imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other  accounts.

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If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, where a portfolio manager is responsible-for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Information Concerning Compensation of Portfolio Managers

Portfolio managers and other investment professionals at Pzena are compensated through a combination of a fixed base salary (set annually), performance bonus and equity ownership, if appropriate due to superior performance. The time frame that Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on investment performance or assets under management. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and contributions that he/she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

As a part of Pzena’s compensation package, eligible employees whose compensation is in excess of certain thresholds are required to defer a portion of that excess. These deferred amounts may be invested, at the employee's discretion, in certain investment options designated by the Compensation Committee of PIM, Inc.’s Board of Directors.

In terms of a retirement plan, Pzena offers a defined contribution profit sharing plan with a 401(k) deferral component. All full-time employees and certain part-time employees who have met the age and length of service requirements are eligible to participate in the plan. The plan allows participating employees to make elective deferrals of compensation up to the annual limits which are set by law. The plan provides for a discretionary annual contribution by the operating company which is determined by a formula based on the salaries of eligible employees as defined by the plan.

Portfolio Managers’ Ownership in the Fund

As of December 31, 2018, Mr. Bordia, Ms. Cai, Ms. Fisch, and Mr. Goetz did not own any shares in the Fund.

Investors should retain this supplement for future reference